Exhibit 99.2


             STATEMENT UNDER OATH OF PRINCIPAL EXECUTIVE OFFICER AND
          PRINCIPAL FINANCIAL OFFICER REGARDING FACTS AND CIRCUMSTANCES
                        RELATING TO EXCHANGE ACT FILINGS

I, Richard P. McCook, state and attest that:

(1) To the best of my knowledge, based upon a review of the covered reports of Winn-Dixie Stores, Inc., and, except as corrected or supplemented in a subsequent covered report:

         o no covered report contained an untrue statement of a material fact as of the end of the period covered by such report (or in the case of a report on Form 8-K or definitive proxy materials, as of the date on which it was filed); and

         o no covered report omitted to state a material fact necessary to make the statements in the covered report, in light of the circumstances under which they were made, not misleading as of the end of the period covered by such report (or in the case of a report on Form 8-K or definitive proxy materials, as of the date on which it was filed).

(2) I have reviewed the contents of this statement with the Company's audit committee.

(3) In this statement under oath, each of the following, if filed on or before the date of this statement, is a "covered report":

         o    The Company's Form 10-K for the fiscal year ended June 26, 2002.

         o all reports on Form 10-Q, all reports on Form 8-K and all definitive proxy materials of Winn-Dixie Stores, Inc. filed with the Commission subsequent to the filing of the Form 10-K identified above; and

         o    any amendments to any of the foregoing.


                                                        /s/ RICHARD P. MCCOOK
                                                        ---------------------
                                                            Richard P. McCook

STATE OF FLORIDA
COUNTY OF DUVAL

     The foregoing instrument was acknowledged before me this 14 day of August, 2002, by Richard P. McCook, the Senior Vice President and Chief Financial Officer of Winn-Dixie Stores, Inc., a Florida corporation, on behalf of the corporation, who is personally known to me.



(NOTARIAL SEAL)                        /s/  CYNTHIA N. CROSSLAND
                                       -------------------------
                                       Printed Name: Cynthia N. Crossland
                                                     --------------------
                                       NOTARY PUBLIC, State and County aforesaid
                                       My Commission Expires: November 14, 2002
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